UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2022

MamaMancini’s Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54954	27-0607116
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

25 Branca Road, East Rutherford, NJ	07073
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 532-1212

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value per share	MMMB	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers

Item 9.01	Financial Statements and Exhibits

SIGNATURES

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers

On June 23, 2022, the Company announced that Adam L. Michaels has been appointed Chief Executive Officer and a member of the Board of Directors, to be effective September 6, 2022. On that date, Carl Wolf will retire from his position as Chief Executive Officer and will continue to serve as the Company’s Chairman of the Board of Directors. Mr. Michaels’ biography is detailed below:

Adam L. Michaels (46)

Adam Michaels is an experienced food industry executive and former management consultant with broad experience transforming consumer-focused companies. Previously, Adam served with Mondelez International, a multinational food and beverage company with operations in over 150 countries. Over the past nine years, he has held numerous roles with increasing responsibility at Mondelez across Supply Chain, Commercial Sales & Marketing and Strategy. Adam led Mondelez’s North American Insights & Analytics organization and was most recently responsible for M&A and Commercial for North American Ventures – a business unit comprised of high growth brands including Perfect Snacks, a refrigerated snacks brand, Hu, an ultrasimple multi-category lifestyle brand, and Tate’s Bake Shop, a premium cookie brand, among others. Before joining Mondelez, Adam was a Principal at Booz & Company, a management consulting firm, for seven years where he specialized in the Food & Beverage sector. He started his career at Capital One Financial and holds an MBA in Marketing & Management from Columbia Business School, as well as a BSE in Bioengineering from the University of Pennsylvania.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MamaMancini’s Holdings, Inc.

By:	/s/ Carl Wolf
Name:	Carl Wolf
Title:	Chief Executive Officer

Dated:	June 24, 2022